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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the inclusion of our report dated February 2, 1999 in this Form 10-K and to the incorporation by reference of such report in the company's previously filed Registration Statement on Form S-3 (File No. 333-24281) and Registration Statement on Form S-8 (File No. 333-24269.)


                                                      ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 30, 1999